SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2007
Haights Cross Communications, Inc.

(Exact Name Of Registrant As Specified In Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(I.R.S. Employer Identification No.)

10 New King Street, White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 5, 2007, Haights Cross Communications, Inc. (the “Company”) appointed Mr. Paul J. Crecca, 49, as the Company’s President and Chief Executive Officer effective immediately. Mr. Crecca had been serving as the Company’s Interim-President and Interim-Chief Executive Officer since August 24, 2007. Mr. Crecca will continue to act as Chief Financial Officer, a position he has held since January 1998. Mr. Crecca will also continue to act as a director on the Company’s Board of Directors, a position he has held since September 21, 2007.
Mr. Crecca is a party to an employment agreement and a noncompetition agreement with the Company, as described in Item 1.01 of the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 2, 2007, and such description is hereby incorporated by reference.
Mr. Crecca is also a party to an indemnification agreement with the Company, as described in Item 1.01 of the Company’s current report on Form 8-K filed with the SEC on September 27, 2007, and such description is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
10.1	Employment Agreement, dated January 31, 2007, by and between the Company and Paul J. Crecca (1)
10.2	Noncompetition Agreement, dated January 31, 2007, by and between the Company and Paul J. Crecca (2)
10.3	Indemnification Agreement, dated September 21, 2007, by and between the Company and Paul J. Crecca (3)
(1) Incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K filed with the SEC on February 2, 2007.
(2) Incorporated by reference to Exhibit 10.4 to the Company’s current report on Form 8-K filed with the SEC on February 2, 2007.
(3) Incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed with the SEC on September 27, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2007	HAIGHTS CROSS COMMUNICATIONS, INC.
	By:	/s/ Mark Kurtz
		Name:	Mark Kurtz
		Title:	Vice President, Finance and Accounting, and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement, dated January 31, 2007, by and between the Company and Paul J. Crecca (1)
10.2	Noncompetition Agreement, dated January 31, 2007, by and between the Company and Paul J. Crecca (2)
10.3	Indemnification Agreement, dated September 21, 2007, by and between the Company and Paul J. Crecca (3)
(1) Incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K filed with the SEC on February 2, 2007.
(2) Incorporated by reference to Exhibit 10.4 to the Company’s current report on Form 8-K filed with the SEC on February 2, 2007.
(3) Incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed with the SEC on September 27, 2007.